Income Taxes	12 Months Ended
Jul. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

We file federal and state consolidated tax returns with our subsidiaries. Our income tax provision for the years ended July 31, 2018 and 2017 was $1,650; the minimum state franchise taxes we pay regardless of income or loss.

At July 31, 2018, we had federal and state tax net operating loss carry-forwards of approximately $105.2 million and $60.5 million, respectively. At July 31, 2017, we had federal and state tax net operating loss carry-forwards of approximately $100.3 million and $74.7 million, respectively. Utilization of the net operating loss carry-forwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code as well as similar state provisions. These ownership changes may limit the amount of net operating loss carry-forwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 of the Internal Revenue Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups. Since our formation, we have raised capital through the issuance of capital stock on several occasions (both before and after our initial public offering in 1996) which, combined with the purchasing stockholders’ subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future upon subsequent disposition. While we do not believe that we have experienced an ownership change, the pertinent tax rules related thereto are complex and subject to varying interpretations, and thus complete assurance cannot be provided that the taxing authorities would not take an alternative position.

Our current federal tax loss carry-forwards begin expiring in the year ended July 31, 2019 and, unless previously utilized, will completely expire in the year ending July 31, 2038. Our state tax loss carry-forwards began to expire in the year ending July 31, 2029, and will completely expire in the year ending July 31, 2038.

Significant components of our deferred tax assets are as follows:

	July 31,
	2018	2017
Net operating loss carry-forward	$26,170,000	$30,970,000
Stock options and warrants	2,590,000	3,250,000
Other temporary differences	(130,000)	(140,000)
Total deferred tax assets	28,630,000	34,080,000
Valuation allowance for deferred tax assets	(28,630,000)	(34,080,000)
Net deferred tax assets	$—	$—

During the year ended July 31, 2018, we had a net decrease in deferred tax assets of $5,450,000. This change is a result of current year activity as well as a change in the federal tax rates. The change as a result of current year activity is an increase in deferred tax assets of $7,653,000. This increase was offset by a $13,103,000 decrease due to a remeasurement of the deferred tax assets based on new tax rates established through the Tax Cuts and Jobs Act passed December 22, 2017. The remeasurement is a provisional estimate under Staff Accounting Bulletin (“SAB”) 118 that could be revised based on any additional guidance issued by the U.S. Treasury Department, the U.S. Internal Revenue Service, and other standard-setting bodies. This new law did not have a significant impact on our consolidated financial statements for the year ended July 31, 2018 because we maintain a valuation allowance on the entirety of our deferred tax assets. However, the reduction of the U.S. federal corporate tax rate from 35% to 21% resulted in a remeasurement of the deferred tax asset reflected in the tax rate reconciliation table below, as well as, the deferred tax assets table listed above.

Given the significant impact of the Tax Cuts and Jobs Act, the SEC staff issued SAB 118 which provides guidance on accounting for uncertainties of the effects of the Tax Act. Specifically, SAB 118 allows companies to record a provisional estimate of the impact of the Tax Act during a one year “measurement period”. We have recognized the provisional tax impact related to the revaluation of deferred tax assets and liabilities and included these amounts in our consolidated financial statements for the year ended July 31, 2018. The ultimate impact may differ from these provisional amounts, due to, among other things, additional analysis, changes in interpretations and assumptions we have made, and additional regulatory guidance that may be issued.

A reconciliation of income taxes computed using the statutory income tax rate, compared to the effective tax rate, is as follows:

	2018	2017
Federal tax benefit at the expected statutory rate	26.4%	34.0%
State income tax, net of federal tax benefit	32.5	0.8
Expired net operating loss carryforwards	(20.0)	(6.6)
Other	(2.9)	(7.7)
Rate change adjustment	(175.4)	—
Change in state tax rates	—	(4.2)
Permanent items	—	(3.3)
Valuation allowance	139.4	(13.0)
Income tax benefit - effective rate	0.0%	0.0%

Following authoritative guidance, we recognize the tax benefit from a tax position if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.

Our practice is to recognize interest and/or penalties related to income tax matters in income tax expense; however we have had no accrued interest or penalties at either July 31, 2018 or July 31, 2017. We are subject to income taxes in the United States and in various states, and our historical tax years remain subject to future examination by the U.S. and state tax authorities. During the years ended July 31, 2018 and 2017, we did not record any activity related to our unrecognized tax benefits.

The Company and its subsidiaries are subject to federal income tax as well as income tax of multiple state jurisdictions. With few exceptions, the Company is no longer subject to income tax examination by tax authorities in major jurisdictions for tax years prior to 2012. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the carryforwards. The Company is not currently under examination by the IRS or state taxing authorities.